Exhibit 26 - (r): Powers of Attorney POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-34404	333-73464	333-119439	333-119440
033-78444	333-50278	333-90577	333-119437	333-120889
033-88148	333-72753	333-117329	333-119438

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08292	811-08196	811-08976	811-09106

I hereby ratify and confirm on this 11th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton Donald W. Britton, President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company
INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-34404	333-73464	333-119439	333-119440
033-78444	333-50278	333-90577	333-119437	333-120889
033-88148	333-72753	333-117329	333-119438

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08292	811-08196	811-08976	811-09106

I hereby ratify and confirm on this 16th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert W. Crispin Robert W. Crispin, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company
INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-34404	333-73464	333-119439	333-119440
033-78444	333-50278	333-90577	333-119437	333-120889
033-88148	333-72753	333-117329	333-119438

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08292	811-08196	811-08976	811-09106

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Thomas J. McInerney Thomas J. McInerney, Director and Chairman

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company
INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-34404	333-73464	333-119439	333-119440
033-78444	333-50278	333-90577	333-119437	333-120889
033-88148	333-72753	333-117329	333-119438

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08292	811-08196	811-08976	811-09106

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Kathleen A. Murphy Kathleen A. Murphy, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company
INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-34404	333-73464	333-119439	333-119440
033-78444	333-50278	333-90577	333-119437	333-120889
033-88148	333-72753	333-117329	333-119438

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08292	811-08196	811-08976	811-09106

I hereby ratify and confirm on this 13 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company
INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-34404	333-73464	333-119439	333-119440
033-78444	333-50278	333-90577	333-119437	333-120889
033-88148	333-72753	333-117329	333-119438

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08292	811-08196	811-08976	811-09106

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company
INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-34404	333-73464	333-119439	333-119440
033-78444	333-50278	333-90577	333-119437	333-120889
033-88148	333-72753	333-117329	333-119438

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08292	811-08196	811-08976	811-09106

I hereby ratify and confirm on this 9 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat
David A. Wheat, Director, Executive Vice President and Chief Financial Officer